UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2025
Date of Report (date of earliest event reported)
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Cognex Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts (State or other jurisdiction of incorporation or organization)	001-34218 (Commission File Number)	04-2713778 (I.R.S. Employer Identification Number)
One Vision Drive Natick, Massachusetts 01760
(Address of principal executive offices and zip code)
(508) 650-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 30, 2025, Cognex Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Meeting”). As of the record date for the Meeting, there were 169,370,136 shares of common stock of the Company outstanding and entitled to vote. The Company’s shareholders approved each of the proposals put to a vote as recommended by the Board of Directors. The proposals had been previously announced and described in the Company’s 2025 Proxy Statement filed with the Securities and Exchange Commission on March 14, 2025 (the “Proxy Statement”). The 156,432,936 shares represented at the Meeting were voted as follows:

1.     The election of John T.C. Lee, Anthony Sun and Robert J. Willett as Directors to serve for a term ending in 2028. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstained	Broker Non-Votes
John T.C. Lee	130,341,867	11,474,058	1,679,505	12,937,506
Anthony Sun	113,577,680	28,217,965	1,699,785	12,937,506
Robert J. Willett	140,553,243	1,269,463	1,672,724	12,937,506

2.    To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025. The proposal was approved by a vote of the shareholders as follows:

For	150,776,244
Against	3,960,028
Abstained	1,696,664
Broker Non-Votes	0

3.    To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”). The proposal was approved by a vote of the shareholders as follows:

For	103,475,883
Against	37,074,762
Abstained	2,944,785
Broker Non-Votes	12,937,506

No other matters were voted upon at the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated: May 1, 2025	By:	/s/ Dennis Fehr
	Name:	Dennis Fehr
	Title:	Senior Vice President of Finance and Chief Financial Officer